                                                                               .
                                                                               .
                                                                               .

                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                 COLLINS                                                     DURA
                                                 & AIKMAN C A CAN DOMESTIC     C & A     JPS_AUTOMOTIVE,  CONVERTIBLE     C & A
                                                  PARENT   HOLDING COMPANY  PRODUCTS CO.       INC.      SYSTEMS, INC  DEVELOPMENT
                                       TOTAL     05-55927     05-55930        05-55932      05-55935       05-55942    CO. 05-55943
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------
Net Outside Sales                    393,795,041       --               --    83,807,300     60,793,429    24,242,927            --
I/D Net Sales                         20,857,060       --               --     1,931,863           (586)           --            --
I/G Net Sales                          4,649,274       --               --    (7,725,666)     5,809,879     3,926,679            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------
   TOTAL SALES                       419,301,375       --               --    78,013,496     66,602,722    28,169,605            --

Cost of goods sold                   383,059,707       --               --    49,525,293     61,613,737    28,705,946            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------
   GROSS PROFIT                       36,241,668       --               --    28,488,204      4,988,985      (536,341)           --

Selling, general and administrative
  expenses                            46,866,467       --               --    42,659,328         55,664       872,142            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------

   OPERATING INCOME                  (10,624,800)      --               --   (14,171,124)     4,933,321    (1,408,482)           --

Interest Expense, net                 14,640,662       --               --    14,660,428             --            --            --
Intercompany Interest, net            (9,339,570)      --       (4,079,792)   (5,597,245)        88,944        81,942            --
Preferred Stock Accretion                     --       --               --            --             --            --            --
Miscellaneous (Income)/Expense             3,625       --               --         2,875             --            --            --
Corporate Allocation Adjustment       (5,578,189)      --               --   (17,337,532)     1,354,407       196,171            --
Commission Income                       (237,745)      --               --      (237,745)            --            --            --
Commission Expense                            --       --               --            --             --            --            --
Royalty Income                          (911,413)      --               --      (889,766)            --            --            --
Royalty Expense                               --       --               --            --             --            --            --
Joint Venture (Income)/Expense           (93,086)      --               --            --             --            --            --
Minority Interest in Cons Net Income          --       --               --            --             --            --            --
Dividend Income                               --       --               --            --             --            --            --
Discount/Income for Carcorp                   --       --               --            --             --            --            --
Gain/(Loss) Early Extinguishment
  of Debt                                     --       --               --            --             --            --            --
Discount/Premium on Hedges                    --       --               --            --             --            --            --
(Gain) / Loss on Hedges                       --       --               --            --             --            --            --
(Gain) / Loss on Swaps                        --       --               --            --             --            --            --
NAAIS Intercompany Sales Profit               --       --               --            --             --            --            --
Loss on Sale of Receivables                   --       --               --            --             --            --            --
Restructuring Provision                       --       --               --            --             --            --            --
Foreign Transactions-(Gain)/Loss         362,759       --         (181,810)      633,629             --       (92,568)           --
Amort of Discount on NPV of
  Liabilities                                 --       --               --            --             --            --            --
Gain/(Loss) Sale-Leaseback
  Transaction                                 --       --               --            --             --            --            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES              (9,471,842)      --        4,261,602    (5,405,768)     3,489,970    (1,594,028)           --

Federal Tax                           (2,089,931)      --               --    (2,089,931)            --            --            --
State Income Tax                              --       --               --            --             --            --            --
Foreign Income Tax                        31,699       --               --        31,699             --            --            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------

   INCOME FROM CONTINUING OPERATIONS  (7,413,610)      --        4,261,602    (3,347,536)     3,489,970    (1,594,028)           --

Discontinued Operations (Gain)/Loss           --       --               --            --             --            --            --
Gain/Loss on Sale of Divisions                --       --               --            --             --            --            --
Extraordinary Items                           --       --               --            --             --            --            --
Integration                                   --       --               --            --             --            --            --
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------

   NET INCOME (LOSS)                  (7,413,610)      --        4,261,602    (3,347,536)     3,489,970    (1,594,028)           --
                                     =========== ======== ================  ============ ==============  ============  ============

                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                   AMCO           C & A         C & A         TEXTRON        BRUT
                                                  SOUTHWEST     CONVERTIBLE   INTERNATIONAL   ACCESSORY     AUTOMOTIVE     PLASTICS,
                                     OWOSSO, MI   LAMINATES      FABRICS          CORP.       MATS, INC.  INTERIORS, INC.    INC.
                                      05-55946     05-55948      05-55949       05-55951      05-55952       05-55956      05-55957
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------
Net Outside Sales                     1,854,636    19,520,910            --              --   26,274,426      70,343,537         --
I/D Net Sales                           162,050            --            --              --           --      16,772,045         --
I/G Net Sales                           110,209   (14,611,047)    6,200,584              --   (3,733,970)      2,461,698         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------
TOTAL SALES                           2,126,895     4,909,863     6,200,584              --   22,540,456      89,577,279         --

Cost of goods sold                    3,133,058     4,096,453     3,458,678              --   18,490,310      90,349,251         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------

   GROSS PROFIT                      (1,006,162)      813,410     2,741,907              --    4,050,146        (771,971)        --

Selling, general and administrative
  expenses                                   --       (20,711)           --           3,962      901,936          80,488         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------

   OPERATING INCOME                  (1,006,162)      834,121     2,741,907         ( 3,962)   3,148,209        (852,459)        --

Interest Expense, net                        --            --            --              --           --              --         --
Intercompany Interest, net                   --            --            --              --       70,137         166,354         --
Preferred Stock Accretion                    --            --            --              --           --              --         --
Miscellaneous (Income)/Expense               --            --            --              --           --              --         --
Corporate Allocation Adjustment              --       148,092            --              --      747,448       3,952,638         --
Commission Income                            --            --            --              --           --              --         --
Commission Expense                           --            --            --              --           --              --         --
Royalty Income                               --            --            --              --           --              --         --
Royalty Expense                              --            --            --              --           --              --         --
Joint Venture (Income)/Expense               --            --            --              --           --              --         --
Minority Interest in Cons Net Income         --            --            --              --           --              --         --
Dividend Income                              --            --            --              --           --              --         --
Discount/Income for Carcorp                  --            --            --              --           --              --         --
Gain/(Loss) Early Extinguishment
  of Debt                                    --            --            --              --           --              --         --
Discount/Premium on Hedges                   --            --            --              --           --              --         --
(Gain) / Loss on Hedges                      --            --            --              --           --              --         --
(Gain) / Loss on Swaps                       --            --            --              --           --              --         --
NAAIS Intercompany Sales Profit              --            --            --              --           --              --         --
Loss on Sale of Receivables                  --            --            --              --           --              --         --
Restructuring Provision                      --            --            --              --           --              --         --
Foreign Transactions-(Gain)/Loss             --            --            --              --           --              --         --
Amort of Discount on NPV of
  Liabilities                                --            --            --              --           --              --         --
Gain/(Loss) Sale-Leaseback
  Transaction                                --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES             (1,006,162)      686,029     2,741,907         ( 3,962)   2,330,624      (4,971,451)        --

Federal Tax                                  --            --            --              --           --              --         --
State Income Tax                             --            --            --              --           --              --         --
Foreign Income Tax                           --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------

   INCOME FROM CONTINUING OPERATIONS (1,006,162)      686,029     2,741,907         ( 3,962)   2,330,624      (4,971,451)        --

Discontinued Operations (Gain)/Loss          --            --            --              --           --              --         --
Gain/Loss on Sale of Divisions               --            --            --              --           --              --         --
Extraordinary Items                          --            --            --              --           --              --         --
Integration                                  --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------   --------

   NET INCOME (LOSS)                 (1,006,162)      686,029     2,741,907         ( 3,962)   2,330,624      (4,971,451)        --
                                     ==========   ===========   ===========   =============   ==========  ==============   ========

                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                      TEXTRON     C & A ASSET                                                              TEXTRON
                                     AUTOMOTIVE    SERVICES,      C & A       WICKES ASSET      C & A         C & A       AUTOMOTIVE
                                     EXTERIORS,      INC.        PLASTICS,     MANAGEMENT,     FABRICS,     PROPERTIES,  (ARGENTINA)
                                        INC.        CONSOL         INC            INC.           INC.          INC.         INC.
                                      05-55958     05-55959      05-55960       05-55962      05-55963       05-55964      05-55965
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------
Net Outside Sales                    50,282,646            --     6,650,052              --   22,102,060              --         --
I/D Net Sales                           585,161            --       754,524              --           --              --         --
I/G Net Sales                           839,102            --     1,516,353              --   14,616,050              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    TOTAL SALES                      51,706,909            --     8,920,930              --   36,718,110              --         --

Cost of goods sold                   48,694,526            --     9,535,301              --   39,243,142              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    GROSS PROFIT                      3,012,383            --      (614,371)             --   (2,525,032)             --         --

Selling, general and administrative
   expenses                             (36,492)           --     2,805,197            (750)   1,474,631           1,363      1,715
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    OPERATING INCOME                  3,048,875            --    (3,419,568)            750   (3,999,664)         (1,363)    (1,715)

Interest Expense, net                        --            --            --              --           --              --     (1,044)
Intercompany Interest, net             (213,723)           --        12,782              --       76,349              --         --
Preferred Stock Accretion                    --            --            --              --           --              --         --
Miscellaneous (Income)/Expense               --            --            --             750           --              --         --
Corporate Allocation Adjustment       2,200,330            --       724,349              --      507,402              --         --
Commission Income                            --            --            --              --           --              --         --
Commission Expense                           --            --            --              --           --              --         --
Royalty Income                               --            --            --              --      (21,647)             --         --
Royalty Expense                              --            --            --              --           --              --         --
Joint Venture (Income)/Expense               --            --            --              --           --              --         --
Minority Interest in Cons Net Income         --            --            --              --           --              --         --
Dividend Income                              --            --            --              --           --              --         --
Discount/Income for Carcorp                  --            --            --              --           --              --         --
Gain/(Loss) Early Extinguishment
   of Debt                                   --            --            --              --           --              --         --
Discount/Premium on Hedges                   --            --            --              --           --              --         --
(Gain) / Loss on Hedges                      --            --            --              --           --              --         --
(Gain) / Loss on Swaps                       --            --            --              --           --              --         --
NAAIS Intercompany Sales Profit              --            --            --              --           --              --         --
Loss on Sale of Receivables                  --            --            --              --           --              --         --
Restructuring Provision                      --            --            --              --           --              --         --
Foreign Transactions-(Gain)/Loss        (16,197)           --       (33,950)             --           --              --        527
Amort of Discount on NPV of
   Liabilities                               --            --            --              --           --              --         --
Gain/(Loss) Sale-Leaseback
   Transaction                               --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES             1,078,465            --    (4,122,749)             --   (4,561,768)         (1,363)    (1,198)

Federal Tax                                  --            --            --              --           --              --         --
State Income Tax                             --            --            --              --           --              --         --
Foreign Income Tax                           --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    INCOME FROM CONTINUING OPERATIONS 1,078,465            --    (4,122,749)             --   (4,561,768)         (1,363)    (1,198)

Discontinued Operations (Gain)/Loss          --            --            --              --           --              --         --
Gain/Loss on Sale of Divisions               --            --            --              --           --              --         --
Extraordinary Items                          --            --            --              --           --              --         --
Integration                                  --            --            --              --           --              --         --
                                     ----------   -----------   -----------   -------------   ----------  --------------  ---------

    NET INCOME (LOSS)                 1,078,465            --    (4,122,749)             --   (4,561,768)         (1,363)    (1,198)
                                     ==========   ===========   ===========   =============   ==========  ==============   ========

                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                       WICKES        C & A                       COMET        GAMBLE
                                    MANUFACTURING  INTERIORS,     C & A        ACOUSTICS,   DEVELOPMENT   M&C ADVANCED    BECKER
                                      COMPANY         INC       EUROPE, INC.      INC.         CO.       PROCESSES, INC   GROUP, LLC
                                     05-55968        05-55970   05-55971         05-55972    05-55974      05-55976       05-55977
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------
Net Outside Sales                            --            --             --            --           --              --  16,123,556
I/D Net Sales                                --            --             --            --           --              --     605,378
I/G Net Sales                                --            --             --            --           --              --  (4,770,768)
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

    TOTAL SALES                              --            --             --            --           --              --  11,958,166

Cost of goods sold                           --            --             --            --           --              --  14,064,612
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

    GROSS PROFIT                             --            --             --            --           --              --  (2,106,447)

Selling, general and administrative
  expenses                           (2,272,253)           --             --        22,495           --              --      11,773
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

   OPERATING INCOME                   2,272,253            --             --       (22,495)          --              --  (2,118,220)

Interest Expense, net                        --            --             --            --           --              --     (18,717)
Intercompany Interest, net                   --            --             --            --           --              --      22,066
Preferred Stock Accretion                    --            --             --            --           --              --          --
Miscellaneous (Income)/Expense               --            --             --            --           --              --          --
Corporate Allocation Adjustment              --            --             --            --           --              --   1,542,958
Commission Income                            --            --             --            --           --              --          --
Commission Expense                           --            --             --            --           --              --          --
Royalty Income                               --            --             --            --           --              --          --
Royalty Expense                              --            --             --            --           --              --          --
Joint Venture (Income)/Expense               --            --             --            --           --              --     (93,086)
Minority Interest in Cons Net Income         --            --             --            --           --              --          --
Dividend Income                              --            --             --            --           --              --          --
Discount/Income for Carcorp                  --            --             --            --           --              --          --
Gain/(Loss) Early Extinguishment
  of Debt                                    --            --             --            --           --              --          --
Discount/Premium on Hedges                   --            --             --            --           --              --          --
(Gain) / Loss on Hedges                      --            --             --            --           --              --          --
(Gain) / Loss on Swaps                       --            --             --            --           --              --          --
NAAIS Intercompany Sales Profit              --            --             --            --           --              --          --
Loss on Sale of Receivables                  --            --             --            --           --              --          --
Restructuring Provision                      --            --             --            --           --              --          --
Foreign Transactions-(Gain)/Loss             --            --             --            --           --              --      (2,934)
Amort of Discount on NPV of
  Liabilities                                --            --             --            --           --              --          --
Gain/(Loss) Sale-Leaseback
  Transaction                                --            --             --            --           --              --          --
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES             2,272,253            --             --       (22,495)          --              --  (3,568,507)

Federal Tax                                  --            --             --            --           --              --          --
State Income Tax                             --            --             --            --           --              --          --
Foreign Income Tax                           --            --             --            --           --              --          --
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

    INCOME FROM CONTINUING OPERATIONS 2,272,253            --             --       (22,495)          --              --  (3,568,507)

Discontinued Operations (Gain)/Loss          --            --             --            --           --              --          --
Gain/Loss on Sale of Divisions               --            --             --            --           --              --          --
Extraordinary Items                          --            --             --            --           --              --          --
Integration                                  --            --             --            --           --              --          --
                                    ------------  -----------   ------------   -----------  -----------  --------------  -----------

    NET INCOME (LOSS)                 2,272,253            --             --       (22,495)          --              --  (3,568,507)
                                    ============  ===========   ============   ===========  ===========  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                        TEXTRON                                    C & A         C & A
                                         AUTO                        C & A       CARPET AND   CARPET AND
                                       OVERSEAS         CW         AUTOMOTIVE     ACOUSTICS    ACOUSTICS  TEXTRON AUTO     C & A
                                      INVESTMENT,   MANAGEMENT   INTERNATIONAL,     (TN),        (MI),    INTERNATIONAL  (GIBRALTAR)
                                          INC         CORP.           INC.           INC.         INC.    SERVICES, INC    LIMITED
                                       05-55978      05-55979       05-55980      05-55984     05-55982     05-55985     05-55989
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------
Net Outside Sales                               --          --              --   11,799,562           --             --          --
I/D Net Sales                                   --          --              --       46,625           --             --          --
I/G Net Sales                                   --          --              --        8,580           --             --          --
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

   TOTAL SALES                                  --          --              --   11,854,767           --             --          --

Cost of goods sold                              --          --              --   12,100,068           --         12,682          --
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

   GROSS PROFIT                                 --          --              --     (245,301)          --        (12,682)         --

Selling, general and administrative
   expenses                                     --          --              --        2,336           --             --       6,253
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

   OPERATING INCOME                             --          --              --     (247,637)          --        (12,682)     (6,253)

Interest Expense, net                           --          --              --           --           --             --          (5)
Intercompany Interest, net                      --          --              --       32,615           --             --          --
Preferred Stock Accretion                       --          --              --           --           --             --          --
Miscellaneous (Income)/Expense                  --          --              --           --           --             --          --
Corporate Allocation Adjustment                 --          --              --      385,548           --             --          --
Commission Income                               --          --              --           --           --             --          --
Commission Expense                              --          --              --           --           --             --          --
Royalty Income                                  --          --              --           --           --             --          --
Royalty Expense                                 --          --              --           --           --             --          --
Joint Venture (Income)/Expense                  --          --              --           --           --             --          --
Minority Interest in Cons Net Income            --          --              --           --           --             --          --
Dividend Income                                 --          --              --           --           --             --          --
Discount/Income for Carcorp                     --          --              --           --           --             --          --
Gain/(Loss) Early Extinguishment
  of Debt                                       --          --              --           --           --             --          --
Discount/Premium on Hedges                      --          --              --           --           --             --          --
(Gain) / Loss on Hedges                         --          --              --           --           --             --          --
(Gain) / Loss on Swaps                          --          --              --           --           --             --          --
NAAIS Intercompany Sales Profit                 --          --              --           --           --             --          --
Loss on Sale of Receivables                     --          --              --           --           --             --          --
Restructuring Provision                         --          --              --           --           --             --          --
Foreign Transactions-(Gain)/Loss                --          --              --           --           --         55,781         281
Amort of Discount on NPV of
  Liabilities                                   --          --              --           --           --             --          --
Gain/(Loss) Sale-Leaseback
  Transaction                                   --          --              --           --           --             --          --
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                       --          --              --     (665,800)          --        (68,463)     (6,529)

Federal Tax                                     --          --              --           --           --             --          --
State Income Tax                                --          --              --           --           --             --          --
Foreign Income Tax                              --          --              --           --           --             --          --
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

    INCOME FROM CONTINUING OPERATIONS           --          --              --     (665,800)          --        (68,463)     (6,529)

Discontinued Operations (Gain)/Loss             --          --              --           --           --             --          --
Gain/Loss on Sale of Divisions                  --          --              --           --           --             --          --
Extraordinary Items                             --          --              --           --           --             --          --
Integration                                     --          --              --           --           --             --          --
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------

    NET INCOME (LOSS)                           --          --            --       (665,800)          --        (68,463)     (6,529)
                                     =============  ==========  ==============   ==========   ==========  =============  ===========


                           COLLINS AIKMAN CORPORATION
                           JULY 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                           TEXTRON AUTOMOTIVE  NEW BALTIMORE  C&A AUTOMOTIVE C&A AUTOMOTIVE
                                               (ASIA) INC.     HOLDINGS, LLC     MATS, LLC   SERVICES, LLC
                                                05-55991          05-55992       05-55969       05-55981
                                           ------------------  -------------  --------------  --------------
Net Outside Sales                                          --             --              --              --
I/D Net Sales                                              --             --              --              --
I/G Net Sales                                              --          1,592              --              --
                                           ------------------  -------------  --------------  --------------

   TOTAL SALES                                             --          1,592              --              --

Cost of goods sold                                         --         36,651              --              --
                                           ------------------  -------------  --------------  --------------

   GROSS PROFIT                                            --        (35,059)             --              --

Selling, general and administrative
  expenses                                            297,389             --              --              --
                                           ------------------  -------------  --------------  --------------

   OPERATING INCOME                                  (297,389)       (35,059)             --              --

Interest Expense, net                                      --             --              --              --
Intercompany Interest, net                                 --             --              --              --
Preferred Stock Accretion                                  --             --              --              --
Miscellaneous (Income)/Expense                             --             --              --              --
Corporate Allocation Adjustment                            --             --              --              --
Commission Income                                          --             --              --              --
Commission Expense                                         --             --              --              --
Royalty Income                                             --             --              --              --
Royalty Expense                                            --             --              --              --
Joint Venture (Income)/Expense                             --             --              --              --
Minority Interest in Cons Net Income                       --             --              --              --
Dividend Income                                            --             --              --              --
Discount/Income for Carcorp                                --             --              --              --
Gain/(Loss) Early Extinguishment of Debt                   --             --              --              --
Discount/Premium on Hedges                                 --             --              --              --
(Gain) / Loss on Hedges                                    --             --              --              --
(Gain) / Loss on Swaps                                     --             --              --              --
NAAIS Intercompany Sales Profit                            --             --              --              --
Loss on Sale of Receivables                                --             --              --              --
Restructuring Provision                                    --             --              --              --
Foreign Transactions-(Gain)/Loss                           --             --              --              --
Amort of Discount on NPV of Liabilities                    --             --              --              --
Gain/(Loss) Sale-Leaseback Transaction                     --             --              --              --
                                           ------------------  -------------  --------------  --------------

    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                            (297,389)       (35,059)             --              --

Federal Tax                                                --             --              --              --
State Income Tax                                           --             --              --              --
Foreign Income Tax                                         --             --              --              --
                                           ------------------  -------------  --------------  --------------

    INCOME FROM CONTINUING OPERATIONS                (297,389)       (35,059)             --              --

Discontinued Operations (Gain)/Loss                        --             --              --              --
Gain/Loss on Sale of Divisions                             --             --              --              --
Extraordinary Items                                        --             --              --              --
Integration                                                --             --              --              --
                                           ------------------  -------------  --------------  --------------

    NET INCOME (LOSS)                                (297,389)       (35,059)             --              --
                                           ==================  =============  ==============  ==============

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                  C  A Can                                       Dura
                                                      COLLINS &   DOMESTIC                                   CONVERTIBLE   C & A
                                                       AIKMAN      HOLDING       C & A       JPS_AUTOMOTIVE,   SYSTEMS,  DEVELOPMENT
                                                       PARENT      COMPANY     PRODUCTS CO.       INC.           INC         CO.
                                         TOTAL        05-55927    05-55930      05-55932        05-55935      05-55942    05-55943
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
Net Outside Sales                      122,660,575            --          --     34,739,290       17,527,987   5,341,815          --
I/D Net Sales                            6,526,303            --          --        477,120             (586)         --          --
I/G Net Sales                             (662,158)           --          --     (2,677,147)       1,155,549     857,698          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
TOTAL SALES                            128,524,721            --          --     32,539,263       18,682,950   6,199,513          --


Cost of goods sold                     118,460,851            --          --     14,670,378       18,714,726   8,365,340          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
 GROSS PROFIT                           10,063,870            --          --     17,868,885          (31,776) (2,165,827)         --


Selling, general and administrative
 expenses                               18,494,267            --          --     16,650,529           27,415     375,112          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------

 OPERATING INCOME                       (8,430,397)           --          --      1,218,356          (59,190) (2,540,939)         --


Interest Expense, net                   10,964,885            --          --     10,965,868               --          --          --
Intercompany Interest, net              (2,192,487)           --  (1,643,097)    (1,387,782)         144,323      90,805          --
Preferred Stock Accretion                       --            --          --             --               --          --          --
Miscellaneous (Income)/Expense             (85,365)           --          --        (74,454)              --          --          --
Corporate Allocation Adjustment         (5,578,189)           --          --    (17,337,532)       1,354,407     196,171          --
Commission Income                          (90,157)           --          --        (90,157)              --          --          --
Commission Expense                              --            --          --             --               --          --          --
Royalty Income                            (275,584)           --          --       (268,079)              --          --          --
Royalty Expense                                 --            --          --             --               --          --          --
Joint Venture (Income)/Expense                  --            --          --             --               --          --          --
Minority Interest in Cons Net Income            --            --          --             --               --          --          --
Dividend Income                                 --            --          --             --               --          --          --
Discount/Income for Carcorp                     --            --          --             --               --          --          --
Gain/(Loss) Early Extinguishment
 of Debt                                        --            --          --             --               --          --          --
Discount/Premium on Hedges                      --            --          --             --               --          --          --
(Gain) / Loss on Hedges                         --            --          --             --               --          --          --
(Gain) / Loss on Swaps                          --            --          --             --               --          --          --
NAAIS Intercompany Sales Profit                 --            --          --             --               --          --          --
Loss on Sale of Receivables                     --            --          --             --               --          --          --
Restructuring Provision                         --            --          --             --               --          --          --
Foreign Transactions-(Gain)/Loss           565,891            --      72,885        487,705               --      (1,327)         --
Amort of Discount on NPV of
 Liabilities                                    --            --          --             --               --          --          --
Gain/(Loss) Sale-Leaseback
 Transaction                                    --            --          --             --               --          --          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                    (11,739,391)           --   1,570,213      8,922,788       (1,557,920) (2,826,389)         --


Federal Tax                             (1,149,218)           --          --     (1,149,218)              --          --          --
State Income Tax                                --            --          --             --               --          --          --
Foreign Income Tax                          12,021            --          --         12,021               --          --          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS      (10,602,194)           --   1,570,213     10,059,985       (1,557,920) (2,826,589)         --


Discontinued Operations (Gain)/Loss             --            --          --             --               --          --          --
Gain/Loss on Sale of Divisions                  --            --          --             --               --          --          --
Extraordinary Items                             --            --          --             --               --          --          --
Integration                                     --            --          --             --               --          --          --
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------

NET INCOME (LOSS)                      (10,602,194)           --   1,570,213     10,059,985       (1,557,920) (2,826,589)         --
                                     ============== ============ =========== ==============  =============== =========== ===========

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                     AMCO        C & A            C & A       TEXTRON       BRUT
                                                      SOUTHWEST  CONVERTIBLE INTERNATIONAL    ACCESSORY     AUTOMOTIVE    PLASTICS,
                                       OWOSSO, MI     LAMINATES    FABRICS       CORP.        MATS, INC.   INTERIORS,INC.   INC.
                                        05-55946      05-55948     05-55949     05-55951       05-55952       05-55956    05-55957
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
Net Outside Sales                           454,615    6,437,937          --             --      8,568,691   20,326,334           --
I/D Net Sales                                45,146           --          --             --             --    5,350,382           --
I/G Net Sales                                43,392   (5,686,238)  1,702,409             --       (924,244)     772,742           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
TOTAL SALES                                 543,153      751,699   1,702,409             --      7,644,447   26,449,458           --


Cost of goods sold                          544,148      563,744     978,003             --      6,597,505   28,723,066           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
 GROSS PROFIT                                  (995)     187,955     724,406             --      1,046,942   (2,273,608)          --

Selling, general and administrative
 expenses                                        --      (14,727)         --          1,462        358,459       30,923           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------

 OPERATING INCOME                              (995)     202,682     724,406         (1,462)       688,483   (2,304,532)          --


Interest Expense, net                            --           --          --             --             --           --           --
Intercompany Interest, net                       --           --          --             --         81,873      186,323           --
Preferred Stock Accretion                        --           --          --             --             --           --           --
Miscellaneous (Income)/Expense                   --           --          --             --             --           --           --
Corporate Allocation Adjustment                  --      148,092          --             --        747,448    3,952,638           --
Commission Income                                --           --          --             --             --           --           --
Commission Expense                               --           --          --             --             --           --           --
Royalty Income                                   --           --          --             --             --           --           --
Royalty Expense                                  --           --          --             --             --           --           --
Joint Venture (Income)/Expense                   --           --          --             --             --           --           --
Minority Interest in Cons Net Income             --           --          --             --             --           --           --
Dividend Income                                  --           --          --             --             --           --           --
Discount/Income for Carcorp                      --           --          --             --             --           --           --
Gain/(Loss) Early Extinguishment
 of Debt                                         --           --          --             --             --           --           --
Discount/Premium on Hedges                       --           --          --             --             --           --           --
(Gain) / Loss on Hedges                          --           --          --             --             --           --           --
(Gain) / Loss on Swaps                           --           --          --             --             --           --           --
NAAIS Intercompany Sales Profit                  --           --          --             --             --           --           --
Loss on Sale of Receivables                      --           --          --             --             --           --           --
Restructuring Provision                          --           --          --             --             --           --           --
Foreign Transactions-(Gain)/Loss                 --           --          --             --             --           --           --
Amort of Discount on NPV of
 Liabilities                                     --           --          --             --             --           --           --
Gain/(Loss) Sale-Leaseback
 Transaction                                     --           --          --             --             --           --           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                            (995)      54,590     724,406         (1,462)      (140,837)  (6,443,493)          --


Federal Tax                                      --           --          --             --             --           --           --
State Income Tax                                 --           --          --             --             --           --           --
Foreign Income Tax                               --           --          --             --             --           --           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS              (995)      54,590     724,406         (1,462)      (140,837)  (6,443,493)          --


Discontinued Operations (Gain)/Loss              --           --          --             --             --           --           --
Gain/Loss on Sale of Divisions                   --           --          --             --             --           --           --
Extraordinary Items                              --           --          --             --             --           --           --
Integration                                      --           --          --             --             --           --           --
                                     -------------- ------------ ----------- -------------- --------------  -----------  -----------
NET INCOME (LOSS)                              (995)      54,590     724,406         (1,462)      (140,837)  (6,443,493)          --
                                     ============== ============ =========== ============== ==============  ===========  ===========

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                   C & A ASSET                                                           TEXTRON
                                        TEXTRON     SERVICES-,    C & A      WICKES ASSET                     C & A     AUTOMOTIVE
                                      AUTOMOTIVE       INC       PLASTICS,    MANAGEMENT,    C & A FABRICS, PROPERTIES, (ARGENTINA)
                                     EXTERIORS,INC    CONSOL       INC.          INC.             INC.          INC.        INC.
                                        05-55958     05-55959    05-55960      05-55962         05-55963     05-55964    05-55965
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
Net Outside Sales                       13,532,435           --     471,553        (11,661)       7,183,316          --          --
I/D Net Sales                              176,967           --     226,228             --               --          --          --
I/G Net Sales                              261,669           --     407,799             --        5,691,241          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
TOTAL SALES                             13,971,071           --   1,105,580        (11,661)      12,874,557          --          --


Cost of goods sold                      14,891,357           --   1,563,418             --       14,648,106          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
 GROSS PROFIT                             (920,286)          --    (457,838)       (11,661)      (1,773,549)         --          --

Selling, general and administrative
 expenses                                  (16,831)          --   1,211,477           (750)         565,456       1,363         822
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------


 OPERATING INCOME                         (903,455)          --  (1,669,315)       (10,911)      (2,339,005)     (1,363)       (822)


Interest Expense, net                           --           --          --             --               --          --        (983)
Intercompany Interest, net                 152,264           --      20,792             --           80,346          --          --
Preferred Stock Accretion                       --           --          --             --               --          --          --
Miscellaneous (Income)/Expense                  --           --          --        (10,911)              --          --          --
Corporate Allocation Adjustment          2,200,330           --     724,349             --          507,402          --          --
Commission Income                               --           --          --             --               --          --          --
Commission Expense                              --           --          --             --               --          --          --
Royalty Income                                  --           --          --             --           (7,505)         --          --
Royalty Expense                                 --           --          --             --               --          --          --
Joint Venture (Income)/Expense                  --           --          --             --               --          --          --
Minority Interest in Cons Net Income            --           --          --             --               --          --          --
Dividend Income                                 --           --          --             --               --          --          --
Discount/Income for Carcorp                     --           --          --             --               --          --          --
Gain/(Loss) Early Extinguishment
 of Debt                                        --           --          --             --               --          --          --
Discount/Premium on Hedges                      --           --          --             --               --          --          --
(Gain) / Loss on Hedges                         --           --          --             --               --          --          --
(Gain) / Loss on Swaps                          --           --          --             --               --          --          --
NAAIS Intercompany Sales Profit                 --           --          --             --               --          --          --
Loss on Sale of Receivables                     --           --          --             --               --          --          --
Restructuring Provision                         --           --          --             --               --          --          --
Foreign Transactions-(Gain)/Loss               397           --       1,452             --               --          --          --
Amort of Discount on NPV of
 Liabilities                                    --           --          --             --               --          --          --
Gain/(Loss) Sale-Leaseback
 Transaction                                    --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                     (3,256,446)          --  (2,415,908)            --       (2,919,247)     (1,363)        161


Federal Tax                                     --           --          --             --               --          --          --
State Income Tax                                --           --          --             --               --          --          --
Foreign Income Tax                              --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS       (3,256,446)          --  (2,415,908)            --       (2,919,247)     (1,363)        161


Discontinued Operations (Gain)/Loss             --           --          --             --               --          --          --
Gain/Loss on Sale of Divisions                  --           --          --             --               --          --          --
Extraordinary Items                             --           --          --             --               --          --          --
Integration                                     --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
NET INCOME (LOSS)                       (3,256,446)          --  (2,415,908)            --       (2,919,247)     (1,363)        161
                                     ============= ============ =========== ============== ================ =========== ===========

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                                                               M&C
                                         WICKES                                 COMET          GAMBLE       ADVANCED
                                     MANUFACTURING    C & A     C & A EUROPE, ACOUSTICS,     DEVELOPMENT    PROCESSES, BECKER GROUP,
                                        COMPANY    INTERIORS,INC    INC.         INC.             CO.          INC          LLC
                                       05-55968      05-55970     05-55971     05-55972         05-55974     05-55976     05-55977
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
Net Outside Sales                               --           --          --             --               --          --   4,635,000
I/D Net Sales                                   --           --          --             --               --          --     244,685
I/G Net Sales                                   --           --          --             --               --          --  (2,270,958)
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
TOTAL SALES                                     --           --          --             --               --          --   2,608,726


Cost of goods sold                              --           --          --             --               --          --   4,385,635
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
 GROSS PROFIT                                   --           --          --             --               --          --  (1,776,909)

Selling, general and administrative
 expenses                                 (900,163)          --          --         11,248               --          --       8,065
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------


 OPERATING INCOME                          900,163           --          --        (11,248)              --          --  (1,784,975)


Interest Expense, net                           --           --          --             --               --          --          --
Intercompany Interest, net                      --           --          --             --               --          --      42,791
Preferred Stock Accretion                       --           --          --             --               --          --          --
Miscellaneous (Income)/Expense                  --           --          --             --               --          --          --
Corporate Allocation Adjustment                 --           --          --             --               --          --   1,542,958
Commission Income                               --           --          --             --               --          --          --
Commission Expense                              --           --          --             --               --          --          --
Royalty Income                                  --           --          --             --               --          --          --
Royalty Expense                                 --           --          --             --               --          --          --
Joint Venture (Income)/Expense                  --           --          --             --               --          --          --
Minority Interest in Cons Net Income            --           --          --             --               --          --          --
Dividend Income                                 --           --          --             --               --          --          --
Discount/Income for Carcorp                     --           --          --             --               --          --          --
Gain/(Loss) Early Extinguishment
 of Debt                                        --           --          --             --               --          --          --
Discount/Premium on Hedges                      --           --          --             --               --          --          --
(Gain) / Loss on Hedges                         --           --          --             --               --          --          --
(Gain) / Loss on Swaps                          --           --          --             --               --          --          --
NAAIS Intercompany Sales Profit                 --           --          --             --               --          --          --
Loss on Sale of Receivables                     --           --          --             --               --          --          --
Restructuring Provision                         --           --          --             --               --          --          --
Foreign Transactions-(Gain)/Loss                --           --          --             --               --          --       4,780
Amort of Discount on NPV of
 Liabilities                                    --           --          --             --               --          --          --
Gain/(Loss) Sale-Leaseback
 Transaction                                    --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                        900,163           --          --        (11,248)              --          --  (3,375,504)


Federal Tax                                     --           --          --             --               --          --          --
State Income Tax                                --           --          --             --               --          --          --
Foreign Income Tax                              --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS          900,163           --          --        (11,248)              --          --  (3,375,504)


Discontinued Operations (Gain)/Loss             --           --          --             --               --          --          --
Gain/Loss on Sale of Divisions                  --           --          --             --               --          --          --
Extraordinary Items                             --           --          --             --               --          --          --
Integration                                     --           --          --             --               --          --          --
                                     ------------- ------------ ----------- --------------  --------------- ----------- -----------
NET INCOME (LOSS)                          900,163           --          --        (11,248)              --          --  (3,375,504)
                                     ============= ============ =========== ==============  =============== =========== ===========

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                 C & A           C & A
                                     TEXTRON AUTO                  C & A        CARPET          CARPET        TEXTRON      C & A
                                       OVERSEAS         CW       AUTOMOTIVE      AND              AND          AUTO     (GIBRALTAR)
                                      INVESTMENT,   MANAGEMENT INTERNATIONAL,  ACOUSTICS       ACOUSTICS   INTERNATIONAL SERVICES,
                                         INC           CORP.        INC.      (TN),INC.        (MI),INC.       INC        LIMITED
                                       05-55978      05-55979    05-55980      05-55984        05-55982     05-55985     05-55989
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
Net Outside Sales                               --           --          --      3,453,263               --          --          --
I/D Net Sales                                   --           --          --          6,361               --          --          --
I/G Net Sales                                   --           --          --          2,340               --          --          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
TOTAL SALES                                     --           --          --      3,461,963               --          --          --


Cost of goods sold                              --           --          --      3,798,846               --       2,244          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
 GROSS PROFIT                                   --           --          --       (336,883)              --      (2,244)         --


Selling, general and administrative
 expenses                                       --           --          --          2,500               --          --          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------

 OPERATING INCOME                               --           --          --       (339,383)              --      (2,244)         --


Interest Expense, net                           --           --          --             --               --          --          --
Intercompany Interest, net                      --           --          --         38,878               --          --          --
Preferred Stock Accretion                       --           --          --             --               --          --          --
Miscellaneous (Income)/Expense                  --           --          --             --               --          --          --
Corporate Allocation Adjustment                 --           --          --        385,548               --          --          --
Commission Income                               --           --          --             --               --          --          --
Commission Expense                              --           --          --             --               --          --          --
Royalty Income                                  --           --          --             --               --          --          --
Royalty Expense                                 --           --          --             --               --          --          --
Joint Venture (Income)/Expense                  --           --          --             --               --          --          --
Minority Interest in Cons Net Income            --           --          --             --               --          --          --
Dividend Income                                 --           --          --             --               --          --          --
Discount/Income for Carcorp                     --           --          --             --               --          --          --
Gain/(Loss) Early Extinguishment
 of Debt                                        --           --          --             --               --          --          --
Discount/Premium on Hedges                      --           --          --             --               --          --          --
(Gain) / Loss on Hedges                         --           --          --             --               --          --          --
(Gain) / Loss on Swaps                          --           --          --             --               --          --          --
NAAIS Intercompany Sales Profit                 --           --          --             --               --          --          --
Loss on Sale of Receivables                     --           --          --             --               --          --          --
Restructuring Provision                         --           --          --             --               --          --          --
Foreign Transactions-(Gain)/Loss                --           --          --             --               --          --          (2)
Amort of Discount on NPV of
 Liabilities                                    --           --          --             --               --          --          --
Gain/(Loss) Sale-Leaseback
 Transaction                                    --           --          --             --               --          --          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                             --           --          --       (763,808)              --      (2,244)          2


Federal Tax                                     --           --          --             --               --          --          --
State Income Tax                                --           --          --             --               --          --          --
Foreign Income Tax                              --           --          --             --               --          --          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS               --           --          --       (763,808)              --      (2,244)          2


Discontinued Operations (Gain)/Loss             --           --          --             --               --          --          --
Gain/Loss on Sale of Divisions                  --           --          --             --               --          --          --
Extraordinary Items                             --           --          --             --               --          --          --
Integration                                     --           --          --             --               --          --          --
                                    -------------- ------------ ----------- --------------  --------------- ----------- -----------
NET INCOME (LOSS)                               --           --          --       (763,808)              --      (2,244)          2
                                     ============== ============ =========== ==============  =============== =========== ===========

                           COLLINS AIKMAN CORPORATION
                             JULY 2005 - MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                 TEXTRON              NEW                  C&A                  C&A
                                                AUTOMOTIVE          BALTIMORE           AUTOMOTIVE           AUTOMOTIVE
                                                (ASIA) INC.       HOLDINGS, LLC          MATS, LLC         SERVICES, LLC
                                                 05-55991            05-55992            05-55969             05-55981
                                                ----------        -------------         ----------         -------------
Net Outside Sales                                        -                   -                   -                     -
I/D Net Sales                                            -                   -                   -                     -
I/G Net Sales                                            -               1,592                   -                     -
                                                ----------        ------------         -----------         -------------
TOTAL SALES                                              -               1,592                   -                     -


Cost of goods sold                                       -              14,334                   -                     -
                                                ----------        ------------         -----------         -------------
 GROSS PROFIT                                            -             (12,742)                  -                     -

Selling, general and administrative
 expenses                                          181,907                   -                   -                     -
                                                ----------        ------------         -----------         -------------


 OPERATING INCOME                                 (181,907)            (12,742)                  -                     -


Interest Expense, net                                    -                   -                   -                     -
Intercompany Interest, net                               -                   -                   -                     -
Preferred Stock Accretion                                -                   -                   -                     -
Miscellaneous (Income)/Expense                           -                   -                   -                     -
Corporate Allocation Adjustment                          -                   -                   -                     -
Commission Income                                        -                   -                   -                     -
Commission Expense                                       -                   -                   -                     -
Royalty Income                                           -                   -                   -                     -
Royalty Expense                                          -                   -                   -                     -
Joint Venture (Income)/Expense                           -                   -                   -                     -
Minority Interest in Cons Net Income                     -                   -                   -                     -
Dividend Income                                          -                   -                   -                     -
Discount/Income for Carcorp                              -                   -                   -                     -
Gain/(Loss) Early Extinguishment
 of Debt                                                 -                   -                   -                     -
Discount/Premium on Hedges                               -                   -                   -                     -
(Gain) / Loss on Hedges                                  -                   -                   -                     -
(Gain) / Loss on Swaps                                   -                   -                   -                     -
NAAIS Intercompany Sales Profit                          -                   -                   -                     -
Loss on Sale of Receivables                              -                   -                   -                     -
Restructuring Provision                                  -                   -                   -                     -
Foreign Transactions-(Gain)/Loss                         -                   -                   -                     -
Amort of Discount on NPV of
 Liabilities                                             -                   -                   -                     -
Gain/(Loss) Sale-Leaseback
 Transaction                                             -                   -                   -                     -
                                                ----------        ------------         -----------         -------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                               (181,907)            (12,742)                  -                     -


Federal Tax                                              -                   -                   -                     -
State Income Tax                                         -                   -                   -                     -
Foreign Income Tax                                       -                   -                   -                     -
                                                ----------        ------------         -----------         -------------
INCOME FROM CONTINUING OPERATIONS                 (181,907)            (12,742)                  -                     -


Discontinued Operations (Gain)/Loss                      -                   -                   -                     -
Gain/Loss on Sale of Divisions                           -                   -                   -                     -
Extraordinary Items                                      -                   -                   -                     -
Integration                                              -                   -                   -                     -
                                                ----------        ------------         -----------         -------------
NET INCOME (LOSS)                                 (181,907)            (12,742)                  -                     -
                                                ==========        ============         ===========         =============

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                                                               C A CAN
                                                              DOMESTIC                                         Dura        C & A
                                                COLLINS &      HOLDING     C & A PRODUCTS  JPS_AUTOMOTIVE,  Convertible  Development
                                              AIKMAN PARENT    COMPANY           CO.             INC.       Systems, Inc     Co.
                                  TOTAL         05-55927      05-55930        05-55932        05-55935        05-55942    05-55943
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
ASSETS
Cash                             22,070,108              --           --      21,503,708            41,865         3,000          --
Accounts Receivable-Trade,
 net                            106,771,110              --           --    (178,815,494)       31,461,102     9,151,113          --
Other Non-Trade Receivables       6,155,772              --           --       2,724,629                --        40,727          --
Inventories, net                120,556,060              --           --      15,112,133        12,684,198     8,291,038          --
Tooling and Molding,
 net-current                     53,432,382              --           --       8,306,069                --         6,826          --
Prepaids & Other Current
 Assets                          62,939,049              --           --      24,874,498        14,551,887     2,640,924          --
Deferred Tax Assets-current         (87,825)             --           --      (1,224,646)          130,000            --          --
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
    TOTAL CURRENT ASSETS        371,836,656              --           --    (107,519,103)       58,869,052    20,133,628          --

Investments in Subsidiaries   2,534,708,519      83,367,715   97,290,718   1,683,436,352                --            --          --
Fixed Assets, net               364,265,541              --           --      50,990,370        55,870,141     4,774,061          --
Goodwill, net                   978,554,071              --           --     167,961,702        15,120,048     3,067,744  15,000,000
Deferred Tax Assets-Long
 Term                            25,938,826              --           --      29,975,226                --            --          --
Tooling and Molding,
 net-Long Term                   14,169,146              --           --         865,241         1,505,468            --          --
Other Noncurrent Assets          98,812,267              --           --      74,643,257        (1,159,926)       21,607          --
Intercompany Assets             984,319,133              --    4,093,565     594,800,406        42,288,860    15,640,111          --
PP IC Accounts Receivable    26,921,371,399     206,713,180  256,448,452  14,169,467,863     1,099,779,613   210,023,158          --
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
TOTAL ASSETS                 32,293,975,558     290,080,894  357,832,735  16,664,621,314     1,272,273,256   253,660,308  15,000,000
                             ==============   =============  ===========  ===============  ===============  ============ ===========

LIABILITIES AND EQUITY
Notes Payable                            --              --           --              --                --            --          --
Short Term Borrowings                   109              --           --              --                --            --          --
Advance on Receivables                   --              --           --              --                --            --          --
Current Portion-Long
 Term Debt                      197,461,452              --           --     197,461,452                --            --          --
Current Portion-Capital
 Leases                            (107,369)             --           --        (107,369)               --            --          --
Accounts Payable                 36,026,301              --           --      (3,121,698)        7,653,687     1,484,909          --
Accrued Interest Payable          5,933,384              --           --       5,933,384                --            --          --
Accrued & Other Liabilities      77,300,636              --           --      68,229,048         2,682,334       822,354          --
Income Taxes Payable             (4,342,678)             --           --      (4,361,530)               --            --          --
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
TOTAL CURRENT LIABILITIES       312,271,835              --           --     264,033,287        10,336,021     2,307,263          --

LIABILITIES--SUBJECT
 TO COMPROMISE               29,488,867,460         260,809    4,196,088  16,165,554,145     1,076,341,228   219,545,359         133
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
TOTAL LIABILITIES            29,801,139,295         260,809    4,196,088  16,429,587,432     1,086,677,249   221,852,621         133

Total Equity                  2,492,836,263     289,820,086  353,636,647     235,033,882       185,596,008    31,807,687  14,999,867
                             --------------   -------------  -----------  ---------------  ---------------  ------------ -----------
TOTAL LIABILITIES AND
 EQUITY                      32,293,975,558     290,080,894  357,832,735  16,664,621,314     1,272,273,256   253,660,308  15,000,000
                             ==============   =============  ===========  ===============  ===============  ============ ===========

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                                                                                                           Textron
                                                             Amco          C & A            C & A         Automotive        Brut
                                             Southwest    Convertible   International     Accessory       Interiors,      Plastics,
                            Owosso, MI       Laminates      Fabrics         Corp.         Mats, Inc.         Inc.           Inc.
                             05-55946        05-55948      05-55949        05-55951        05-55952        05-55956       05-55957
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
ASSETS
Cash                                 --              159           --            2,347          307,810         29,500            --
Accounts
Receivable-Trade, net         1,231,828       18,386,572           --               --       13,371,358     34,730,438            --
Other Non-Trade
 Receivables                         --               --       46,900               --           80,552             --            --
Inventories, net              2,229,576        5,133,101    3,654,814               --        3,217,781     26,957,984            --
Tooling and Molding,
 net-current                         --               --           --               --        2,280,004             --            --
Prepaids & Other
 Current Assets                  85,821           65,647    1,322,916              442        2,346,274      7,633,512            --
Deferred Tax
 Assets-current                      --           91,421           --               --               --             --            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
    TOTAL CURRENT ASSETS     -3,547,225       23,676,901    5,024,630            2,788       21,603,779     69,351,433            --

Investments in
 Subsidiaries                        --               --           --      164,130,994               --             --            --
Fixed Assets, net             3,520,252        2,317,346           --               --       12,634,073     84,697,607            --
Goodwill, net                        --       12,747,886           --               --               --    139,898,759            --
Deferred Tax
 Assets-Long Term                    --               --           --
Tooling and Molding,                                                                --               --             --            --
 net-Long Term                   26,140               --           --               --         (150,629)    11,743,139            --
Other Noncurrent Assets              --               --           --               --          617,855     19,775,291            --
Intercompany Assets           1,741,075        7,196,700    6,220,284           (4,900)      34,212,939     42,971,706            --
PP IC Accounts
 Receivable                   6,611,023      156,267,714   25,982,532      246,128,250      953,681,416    909,713,173            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL ASSETS                 15,445,716      202,206,547   37,227,447      410,257,133    1,022,599,433  1,278,151,108            --
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

LIABILITIES AND EQUITY
Notes Payable                        --               --           --               --               --             --            --
Short Term Borrowings                --               --           --               --               --             --            --
Advance on Receivables               --               --           --
Current Portion-Long                                                                --               --             --            --
 Term Debt                           --               --           --
Current Portion-Capital                                                             --               --             --            --
 Leases                              --               --           --               --               --             --            --
Accounts Payable                209,263          532,464      (40,922)              --        2,214,168      1,346,695            --
Accrued Interest Payable             --               --           --
Accrued & Other                                                                     --               --             --            --
  Liabilities                    56,402          354,410           --               --        4,239,431      2,950,169            --
Income Taxes Payable                 --               --           --               --               --             --            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT
 LIABILITIES                    265,665          886,874      (40,922)              --        6,453,599      4,296,863            --

LIABILITIES--SUBJECT
 TO COMPROMISE               18,228,688      189,528,447   21,187,305       97,130,475      986,754,257  1,193,252,717            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES            18,494,353      190,415,322   21,146,383       97,130,475      993,207,857  1,197,549,580            --

Total Equity                 (3,048,637)      11,791,226   16,081,064      313,126,658       29,391,576     80,601,528            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES AND
 EQUITY                      15,445,716      202,206,547   37,227,447      410,257,133    1,022,599,433  1,278,151,108            --
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                                                                                                                           Textron
                             TEXTRON        C & A Asset     C & A       Wickes Asset                         C & A       Automotive
                            AUTOMOTIVE       Services,    Plastics,      Management,    C & A Fabrics,    Properties,    (Argentina)
                          EXTERIORS, INC   Inc. -Consol      Inc.           Inc              Inc.             Inc.           Inc.
                            05-55958         05-55959      05-55960       05-55962         05-55963         05-55964      05-55965
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
ASSETS
Cash                             18,395              --         1,000              --            12,800          2,327        2,500
Accounts Receivable-
 Trade, net                  59,698,044              --    89,922,860              --         5,485,272             --         (388)
Other Non-Trade
 Receivables                  1,676,728              --     1,029,184          33,583           318,436             --       28,245
Inventories, net             12,939,603              --     2,720,536              --        21,006,021             --           --
Tooling and Molding,
 net-current                     34,585              --    20,782,239              --                --             --           --
Prepaids & Other
 Current Assets               2,632,910              --       505,601           2,100         3,415,838             --       27,118
Deferred Tax
 Assets-current                      --              --            --              --           915,400             --           --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT ASSETS         77,000,265              --   114,961,420          35,683         31,153,767         2,327       57,475

Investments in
 Subsidiaries                        --     (17,789,881)   81,550,000              --                --             --           --
Fixed Assets, net            65,649,692              --     8,244,952          23,365        41,965,912             --           --
Goodwill, net               189,072,932              --   116,820,923              --       192,724,235             --      203,000
Deferred Tax
 Assets-Long Term                    --              --            --              --        (4,036,400)            --           --
Tooling and Molding,
 net-Long Term                  (54,418)             --        81,533              --                --             --           --
Other Noncurrent Assets      (3,901,780)             --        11,088              --         5,716,931        111,252           --
Intercompany Assets         132,775,159              --    20,072,143             750        55,356,246         (3,000)          --
PP IC Accounts
 Receivable               2,387,706,916              --   535,115,242      14,757,801     4,556,928,105    157,074,130           --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL ASSETS              2,848,248,766     (17,789,881)  876,857,302      14,817,600     4,879,808,797    157,184,708      260,475
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

LIABILITIES AND EQUITY
Notes Payable                        --              --            --              --                --             --           --
Short Term Borrowings                --              --            --              --                --             --           --
Advance on Receivables               --              --            --              --                --             --           --
Current Portion-Long
 Term Debt                           --              --            --              --                --             --           --
Current Portion-Capital
 Leases                              --              --            --              --                --             --           --
Accounts Payable             14,554,762              --       522,002              --         4,037,916             --           --
Accrued Interest
 Payable                             --              --            --              --                --             --           --
Accrued & Other
 Liabilities                  3,195,967              --      (284,006)            750         2,362,331             --        8,597
Income Taxes Payable                 --              --            --              --                --             --           --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT
 LIABILITIES                 17,750,729              --       237,996             750         6,400,247             --        8,597

LIABILITIES--SUBJECT
 TO COMPROMISE            2,573,969,830         126,097   787,074,801      (6,848,857)    4,781,498,078            750      178,583
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES         2,591,720,559         126,097   787,312,797      (6,848,107)    4,787,898,326            750      187,180

Total Equity                256,528,208     (17,915,978)   89,544,504      21,665,706        91,910,471    157,183,958       73,295
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES AND
 EQUITY                   2,848,248,766     (17,789,881)  876,857,302      14,817,600     4,879,808,797    157,184,708      260,475
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                                                                                                              M&C
                             WICKES           C & A         C & A          COMET            GAMBLE          ADVANCED      BECKER
                          MANUFACTURING      INTERIORS,    EUROPE,       ACOUSTICS,       DEVELOPMENT      PROCESSES,      GROUP,
                            COMPANY            INC           INC.           INC.               CO.            INC           LLC
                            05-55968         05-55970      05-55971       05-55972          05-55974        05-55976      05-55977
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
ASSETS
Cash                                 --               --           --              --               --              --        27,737
Accounts Receivable-
 Trade, net                          --               --           --         (12,200)              --         315,966    14,555,419
Other Non-Trade
 Receivables                         --               --           --              --               --              --       120,175
Inventories, net                     --               --           --              --               --              --     4,997,304
Tooling and Molding,
 net-current                         --               --           --              --               --              --    21,718,162
Prepaids & Other
 Current Assets                      --               --           --              --               --          81,905     2,077,746
Deferred Tax
 Assets-current                      --               --           --              --               --              --            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
    TOTAL CURRENT
 ASSETS                              --               --           --         (12,200)              --         397,871    43,496,543

Investments in
 Subsidiaries                        --      200,858,103  120,915,758              --               --              --            --
Fixed Assets, net                    --               --           --         (56,238)              --         112,489    25,820,967
Goodwill, net                        --               --           --              --               --      (5,463,632)  132,589,075
Deferred Tax Assets-
 Long Term                           --               --           --              --               --              --            --
Tooling and Molding,
 net-Long Term                       --               --           --              --               --              --        72,482
Other Noncurrent Assets              --               --           --              --               --              --     2,910,890
Intercompany Assets                  --               --           --          12,200               --              --    16,685,007
PP IC Accounts
 Receivable                  60,433,317               --   41,642,559           8,065          244,215       7,047,968   290,501,724
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL ASSETS                 60,433,317      200,858,103  162,558,316         (48,172)         244,215       2,094,696   512,076,688
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

LIABILITIES AND EQUITY
Notes Payable                        --               --           --              --               --              --            --
Short Term Borrowings                --               --           --              --               --              --            --
Advance on Receivables               --               --           --              --               --              --            --
Current Portion-Long
 Term Debt                           --               --           --              --               --              --            --
Current Portion-
 Capital Leases                      --               --           --              --               --              --            --
Accounts Payable                (18,384)              --           --              --               --              --     5,289,633
Accrued Interest
 Payable                             --               --           --              --               --              --            --
Accrued & Other
 Liabilities                 (8,116,997)              --           --              --               --          18,750       430,389
Income Taxes Payable                 --               --           --              --               --              --            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT
 LIABILITIES                 (8,135,381)              --           --              --               --          18,750     5,720,022

LIABILITIES--SUBJECT
 TO COMPROMISE               67,920,615      145,234,274   42,778,295           8,575        1,524,762       5,013,882   472,767,721
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES            59,785,234      145,234,274   42,778,295           8,575        1,524,762       5,032,633   478,487,743

Total Equity                    648,083       55,623,829  119,780,021         (56,747)      (1,280,547)     (2,937,937)   33,588,944
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES
 AND EQUITY                  60,433,317      200,858,103  162,558,316         (48,172)         244,215       2,094,696   512,076,688
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                          TEXTRON AUTO                      C & A       C & A CARPET     C & A CARPET    TEXTRON AUTO
                            OVERSEAS                      AUTOMOTIVE        AND              AND         INTERNATIONAL     C & A
                           INVESTMENT,     CW MANAGEMENT INTERNATIONAL,  ACOUSTICS        ACOUSTICS        SERVICES,     (GIBRALTAR)
                              INC              CORP.         INC.        (TN), INC.       (MI), INC.          INC          LIMITED
                            05-55978         05-55979      05-55980       05-55984         05-55982        05-55985        05-55989
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
ASSETS
Cash                                  --             --            --           47,376               --             --            --
Accounts Receivable-
 Trade, net                           --             --            --        7,222,317               --             --            --
Other Non-Trade
 Receivables                          --             --            --              472           25,000             --            --
Inventories, net                      --             --            --        1,611,970               --             --            --
Tooling and Molding,
 net-current                          --             --            --          304,497               --             --            --
Prepaids & Other
 Current Assets                       --          2,500            --          648,295               --             --            --
Deferred Tax
 Assets-current                       --             --            --               --               --             --            --
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT ASSETS                  --          2,500            --        9,834,928           25,000             --            --

Investments in
 Subsidiaries                         --             --            --               --               --             --   120,948,761
Fixed Assets, net                     --             --            --        6,822,471               --             --            --
Goodwill, net                         --             --            --               --               --     (2,601,844)           --
Deferred Tax
 Assets-Long Term                     --             --            --               --               --             --            --
Tooling and Molding,
 net-Long Term                        --             --            --           80,190               --             --            --
Other Noncurrent
 Assets                               --             --            --           65,803               --             --            --
Intercompany Assets                   --             --            --       10,071,511            7,672        175,065         3,512
PP IC Accounts
 Receivable                           --     22,089,746            --      257,855,670      296,973,778      6,718,124    41,630,781
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL ASSETS                          --     22,092,246            --      284,730,573      297,006,451      4,291,345   162,583,054
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

LIABILITIES AND EQUITY
Notes Payable                         --             --            --               --               --             --            --
Short Term Borrowings                 --             --            --               --               --             --           109
Advance on Receivables                --             --            --               --               --             --            --
Current Portion-
 Long Term Debt                       --             --            --               --               --             --            --
Current Portion-
 Capital Leases                       --             --            --               --               --             --            --
Accounts Payable                      --             --            --        1,357,387               --             --            --
Accrued Interest
 Payable                              --             --            --               --               --             --            --
Accrued & Other
 Liabilities                          --       (233,371)           --          465,003               --         95,112         7,625
Income Taxes Payable                  --             --            --               --               --             --        18,853
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL CURRENT
 LIABILITIES                          --       (233,371)           --        1,822,391               --         95,112        26,586

LIABILITIES--SUBJECT
 TO COMPROMISE                        --     22,161,602            --      274,823,170      292,795,387      6,050,069    41,598,049
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES                     --     21,928,231            --      276,645,561      292,795,387      6,145,181    41,624,635

Total Equity                          --        164,015            --        8,085,013        4,211,064     (1,853,836)  120,958,419
                          --------------   -------------  -----------  ---------------  ---------------  --------------  -----------
TOTAL LIABILITIES
 AND EQUITY                           --     22,092,246            --      284,730,573      297,006,451      4,291,345   162,583,054
                          ==============   =============  ===========  ===============  ===============  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                                   JULY 2005
                               DIP BALANCE SHEET


                                                                 NEW           C&A            C&A
                                               TEXTRON         BALTIMORE    AUTOMOTIVE     AUTOMOTIVE
                                              AUTOMOTIVE       HOLDINGS,       MATS,        SERVICES,
                                              (ASIA) INC.        LLC            LLC           LLC
                                               05-55991        05-55992      05-55969       05-55981
                                            --------------   -------------  -----------  ---------------
ASSETS
Cash                                               69,284              300           --               --
Accounts Receivable-Trade, net                         --           66,903           --               --
Other Non-Trade Receivables                        31,141               --           --               --
Inventories, net                                       --               --           --               --
Tooling and Molding, net-current                       --               --           --               --
Prepaids & Other Current Assets                     8,785           14,331           --               --
Deferred Tax Assets-current                            --               --           --               --
                                            --------------   -------------  -----------  ---------------
TOTAL CURRENT ASSETS                              109,209           81,535           --               --

Investments in Subsidiaries                            --               --           --               --
Fixed Assets, net                                  65,414          812,666           --               --
Goodwill, net                                    (635,460)       2,048,703           --               --
Deferred Tax Assets-Long Term                          --               --           --               --
Tooling and Molding, net-Long Term                     --               --           --               --
Other Noncurrent Assets                                --               --           --               --
Intercompany Assets                                   527            1,592           --               --
PP IC Accounts Receivable                         212,266        3,614,617           --               --
                                            --------------   -------------  -----------  ---------------
TOTAL ASSETS                                     (248,045)       6,559,113           --               --
                                            ==============   =============  ===========  ===============

LIABILITIES AND EQUITY
Notes Payable                                          --               --           --               --
Short Term Borrowings                                  --               --           --               --
Advance on Receivables                                 --               --           --               --
Current Portion-Long Term Debt                         --               --           --               --
Current Portion-Capital Leases                         --               --           --               --
Accounts Payable                                       --            4,419           --               --
Accrued Interest Payable                               --               --           --               --
Accrued & Other Liabilities                        20,293           (3,955)          --               --
Income Taxes Payable                                   --               --           --               --
                                            --------------   -------------  -----------  ---------------
TOTAL CURRENT LIABILITIES                          20,293              464           --               --

LIABILITIES--SUBJECT TO COMPROMISE              1,224,343        6,987,782           --               --
                                            --------------   -------------  -----------  ---------------
TOTAL LIABILITIES                               1,244,636        6,988,246           --               --

Total Equity                                   (1,492,681)        (429,133)          --               --
                                            --------------   -------------  -----------  ---------------
TOTAL LIABILITIES AND EQUITY                     (248,045)       6,559,113           --               --
                                            ==============   =============  ===========  ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                                              COLLINS     C A CAN
                                                                 &        DOMESTIC              C & A
                                                              AIKMAN      HOLDING              PRODUCTS              JPS_AUTOMOTIVE,
                                                              PARENT      COMPANY                CO.                      INC.
                                              TOTAL          05-55927     05-55930             05-55932                 05-55935
                                          --------------     --------     ---------         --------------           ---------------
A/P - Trade - Pre   Petition                 202,431,717           --            --             47,064,057               17,236,645
A/P - Rec'd - Not Invoiced Pre Petition        5,999,361           --            --                     --                2,075,052
A/P - Pre Petition Other                     (40,760,110)          --            --            (13,704,837)                (113,113)
A/P - Tooling                                 44,733,333           --            --                     --                       --
A/P - Capital                                  1,848,168           --            --                     --                  103,885

PP Short Term Borrowings                              --           --            --                     --                       --
PP Accrued Liabilities                       129,951,088           --            --            111,066,162                  388,515
PP Accrued Local Property Tax                  1,315,263           --            --                (44,073)                 406,468
PP Accrued Sales & Use Tax                      (311,877)          --            --               (260,873)                  83,063
PP Environmental Reserve                      34,213,880           --            --             34,213,880                       --
PP Disc Ops Reserve                                   --           --            --                     --                       --
PP Restructuring Reserve                      14,705,327           --            --             14,705,327                       --
PP Long Term Debt                          1,587,697,736           --            --          1,587,697,736                       --
PP Capital Leases                                609,224           --            --                609,224                       --
PP IC Short Term Notes Payables              629,201,325           --            --            466,667,408                       --
PP IC Short Term Interest Payables            21,102,840           --            --              6,990,026                       --
PP IC Long Term Notes Payables                 5,189,420           --            --                     --                       --
PP IC Long Term Interest Payables                     --           --            --                     --                       --
PP IC Accounts Payables                   25,585,347,136      260,809     4,196,088         13,277,798,456              981,450,677

Intracompany Trade Accounts Payables                  --           --            --                     --                       --

Intercompany S/T Loans/Notes Payable          11,069,801           --            --             11,069,801                       --

Intercompany S/T Interest Payable                     --           --            --                     --                       --
Intercompany L/T Loans/Notes Payable                  --           --            --                     --                       --

Intercompany L/T Interest Payable                     --           --            --                     --                       --
Intercompany L/T Interest Payable                     --           --            --                     --                       --
Intercompany Trade Accounts Payables         868,536,653           --            --            236,806,453               72,960,192

Long Term Debt                                        --           --            --                     --                       --
Capital Lease Obligations-Long Term                   --           --            --                     --                       --
Deferred Income Taxes                         20,831,599           --            --             20,831,599                       --
Minority Interest in Consol Subs                      --           --            --                     --                       --
Preferred Stock of Products Co               222,875,520           --            --            222,875,520                       --
Other Noncurrent Liabilities                 142,280,054           --            --            141,168,277                1,749,844
                                          --------------     --------     ---------         --------------           ---------------
LIABILITIES SUBJECT TO COMPROMISE         29,488,867,460      260,809     4,196,088         16,165,554,145            1,076,341,228
                                          ==============     ========     =========         ==============           ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                               DURA           C & A                                                      AMCO
                                           CONVERTIBLE      DEVELOPMENT     OWOSSO,           SOUTHWEST               CONVERTIBLE
                                           SYSTEMS, INC         CO.           MI              LAMINATES                 FABRICS
                                             05-55942        05-55943      05-55946            05-55948                 05-55949
                                          --------------    -----------   -----------       --------------           ---------------
A/P - Trade - Pre   Petition                  10,394,882             --    1,325,406               859,286                1,464,768
A/P - Rec'd - Not Invoiced Pre Petition          261,605             --      281,835                    --                       --
A/P - Pre Petition Other                              --             --       61,721                    --                       --
A/P - Tooling                                         --             --           --                    --                       --
A/P - Capital                                         --             --           --                    --                       --

PP Short Term Borrowings                              --             --           --                    --                       --
PP Accrued Liabilities                            81,471             --           --               130,972                       --
PP Accrued Local Property Tax                         --             --           --                31,656                       --
PP Accrued Sales & Use Tax                            --             --           --                    --                       --
PP Environmental Reserve                              --             --           --                    --                       --
PP Disc Ops Reserve                                   --             --           --                    --                       --
PP Restructuring Reserve                              --             --           --                    --                       --
PP Long Term Debt                                     --             --           --                    --                       --
PP Capital Leases                                     --             --           --                    --                       --
PP IC Short Term Notes Payables                       --             --           --                    --                       --
PP IC Short Term Interest Payables                    --             --           --                    --                       --
PP IC Long Term Notes Payables                        --             --           --                    --                       --
PP IC Long Term Interest Payables                     --             --           --                    --                       --
PP IC Accounts Payables                      182,862,740            133   13,838,724           178,040,711               14,071,127

Intracompany Trade Accounts Payables                  --             --           --                    --                       --

Intercompany S/T Loans/Notes Payable                  --             --           --                    --                       --

Intercompany S/T Interest Payable                     --             --           --                    --                       --
Intercompany L/T Loans/Notes Payable                  --             --           --                    --                       --

Intercompany L/T Interest Payable                     --             --           --                    --                       --
Intercompany L/T Interest Payable                     --             --           --                    --                       --
Intercompany Trade Accounts Payables          25,821,162             --    2,721,003            10,465,822                5,651,409

Long Term Debt                                        --             --           --                    --                       --
Capital Lease Obligations-Long Term                   --             --           --                    --                       --
Deferred Income Taxes                                 --             --           --                    --                       --
Minority Interest in Consol Subs                      --             --           --                    --                       --
Preferred Stock of Products Co                        --             --           --                    --                       --
Other Noncurrent Liabilities                     123,500             --           --                    --                       --
                                          --------------    -----------   -----------       --------------           ---------------
LIABILITIES SUBJECT TO COMPROMISE            219,545,359            133   18,228,688           189,528,447               21,187,305
                                          ==============    ===========   ===========       ==============           ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                                                            TEXTRON
                                              C & A            C & A       AUTOMOTIVE           BRUT                    TEXTRON
                                          INTERNATIONAL      ACCESSORY     INTERIORS,         PLASTICS,                AUTOMOTIVE
                                              CORP.          MATS, INC.       INC.               INC.                EXTERIORS, INC
                                             05-55951         05-55952      05-55956           05-55957                  05-55958
                                          --------------    -----------   -------------     --------------           ---------------
A/P - Trade - Pre   Petition                          --      7,296,162      60,425,123                 --               17,895,590
A/P - Rec'd - Not Invoiced Pre Petition               --             --       1,564,883                 --                1,001,455
A/P - Pre Petition Other                              --              3      (1,416,727)                --              (25,679,974)
A/P - Tooling                                         --             --              --                 --                       --
A/P - Capital                                         --             --             825                 --                       --

PP Short Term Borrowings                              --             --              --                 --                       --
PP Accrued Liabilities                                --             --       1,327,221                 --               22,707,518
PP Accrued Local Property Tax                         --             --         328,945                 --                  200,764
PP Accrued Sales & Use Tax                            --             --           8,787                 --                 (142,855)
PP Environmental Reserve                              --             --              --                 --                       --
PP Disc Ops Reserve                                   --             --              --                 --                       --
PP Restructuring Reserve                              --             --              --                 --                       --
PP Long Term Debt                                     --             --              --                 --                       --
PP Capital Leases                                     --             --              --                 --                       --
PP IC Short Term Notes Payables                5,266,920             --              --                 --                       --
PP IC Short Term Interest Payables             2,662,130             --              --                 --                       --
PP IC Long Term Notes Payables                 2,594,710             --              --                 --                       --
PP IC Long Term Interest Payables                     --             --              --                 --                       --
PP IC Accounts Payables                       86,606,715    933,179,934   1,040,060,651                 --            2,307,318,876

Intracompany Trade Accounts Payables                  --             --              --                 --                       --

Intercompany S/T Loans/Notes Payable                  --             --              --                 --                       --

Intercompany S/T Interest Payable                     --             --              --                 --                       --
Intercompany L/T Loans/Notes Payable                  --             --              --                 --                       --

Intercompany L/T Interest Payable                     --             --              --                 --                       --
Intercompany L/T Interest Payable                     --             --              --                 --                       --
Intercompany Trade Accounts Payables                  --     46,278,158      91,309,364                 --              250,668,456

Long Term Debt                                        --             --              --                 --                       --
Capital Lease Obligations-Long Term                   --             --              --                 --                       --
Deferred Income Taxes                                 --             --              --                 --                       --
Minority Interest in Consol Subs                      --             --              --                 --                       --
Preferred Stock of Products Co                        --             --              --                 --                       --
Other Noncurrent Liabilities                          --             --        (356,355)                --                       --
                                          --------------    -----------   -------------     --------------           ---------------
LIABILITIES SUBJECT TO COMPROMISE             97,130,475    986,754,257   1,193,252,717                 --            2,573,969,830
                                          ==============    ===========   =============     ==============           ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                           C & A ASSET        C & A       WICKES ASSET          C & A                    C & A
                                          SERVICES, INC.     PLASTICS,     MANAGEMENT,         FABRICS,                PROPERTIES,
                                             - CONSOL          INC            INC.               INC.                     INC.
                                             05-55959        05-55960       05-55962           05-55963                 05-55964
                                          --------------    -----------   -------------     --------------           --------------
A/P - Trade - Pre   Petition                          --      4,182,805         169,019         17,770,882                       --
A/P - Rec'd - Not Invoiced Pre Petition               --          8,296              --                 --                       --
A/P - Pre Petition Other                              --        (87,707)             --             10,484                       --
A/P - Tooling                                         --     44,733,333              --                 --                       --
A/P - Capital                                         --             --              --          1,726,657                       --

PP Short Term Borrowings                              --             --              --                 --                       --
PP Accrued Liabilities                                --        401,456      (8,013,709)         1,122,539                       --
PP Accrued Local Property Tax                         --             --              --            294,454                       --
PP Accrued Sales & Use Tax                            --             --              --                 --                       --
PP Environmental Reserve                              --             --              --                 --                       --
PP Disc Ops Reserve                                   --             --              --                 --                       --
PP Restructuring Reserve                              --             --              --                 --                       --
PP Long Term Debt                                     --             --              --                 --                       --
PP Capital Leases                                     --             --              --                 --                       --
PP IC Short Term Notes Payables                       --        210,000              --                 --                       --
PP IC Short Term Interest Payables                    --             --              --                 --                       --
PP IC Long Term Notes Payables                        --             --              --                 --                       --
PP IC Long Term Interest Payables                     --             --              --                 --                       --
PP IC Accounts Payables                          126,097    713,046,194         995,833      4,703,547,946                      750

Intracompany Trade Accounts Payables                  --             --              --                 --                       --

Intercompany S/T Loans/Notes Payable                  --             --              --                 --                       --

Intercompany S/T Interest Payable                     --             --              --                 --                       --
Intercompany L/T Loans/Notes Payable                  --             --              --                 --                       --

Intercompany L/T Interest Payable                     --             --              --                 --                       --
Intercompany L/T Interest Payable                     --             --              --                 --                       --
Intercompany Trade Accounts Payables                  --     24,580,424              --         57,025,115                       --

Long Term Debt                                        --             --              --                 --                       --
Capital Lease Obligations-Long Term                   --             --              --                 --                       --
Deferred Income Taxes                                 --             --              --                 --                       --
Minority Interest in Consol Subs                      --             --              --                 --                       --
Preferred Stock of Products Co                        --             --              --                 --                       --
Other Noncurrent Liabilities                          --             --              --                 --                       --
                                          --------------    -----------   -------------     --------------           --------------
LIABILITIES SUBJECT TO COMPROMISE                126,097    787,074,801      (6,848,857)     4,781,498,078                      750
                                          ==============    ===========   =============     ==============           ==============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                              TEXTRON               WICKES           C & A
                                             AUTOMOTIVE          MANUFACTURING      INTERIORS,     C & A EUROPE,
                                          (ARGENTINA) INC.         COMPANY            INC              INC.
                                              05-55965            05-55968          05-55970        05-55971
                                          ----------------       -------------    -------------    --------------
A/P - Trade - Pre Petition                         178,583            45,004                 --                --
A/P - Rec'd - Not Invoiced Pre Petition                 --                --                 --                --
A/P - Pre Petition Other                                --                --                 --                --
A/P - Tooling                                           --                --                 --                --
A/P - Capital                                           --                --                 --                --

PP Short Term Borrowings                                --                --                 --                --
PP Accrued Liabilities                                  --          (627,515)                --                --
PP Accrued Local Property Tax                           --            36,365                 --                --
PP Accrued Sales & Use Tax                              --                --                 --                --
PP Environmental Reserve                                --                --                 --                --
PP Disc Ops Reserve                                     --                --                 --                --
PP Restructuring Reserve                                --                --                 --                --
PP Long Term Debt                                       --                --                 --                --
PP Capital Leases                                       --                --                 --                --
PP IC Short Term Notes Payables                         --                --        136,431,453         5,266,920
PP IC Short Term Interest Payables                      --                --          8,788,554         2,662,130
PP IC Long Term Notes Payables                          --                --                 --         2,594,710
PP IC Long Term Interest Payables                       --                --                 --                --
PP IC Accounts Payables                                 --        69,319,953             14,267        32,254,535

Intracompany Trade Accounts Payables                    --                --                 --                --

Intercompany S/T Loans/Notes Payable                    --                --                 --                --

Intercompany S/T Interest Payable                       --                --                 --                --
Intercompany L/T Loans/Notes Payable                    --                --                 --                --

Intercompany L/T Interest Payable                       --                --                 --                --
Intercompany L/T Interest Payable                       --                --                 --                --
Intercompany Trade Accounts Payables                    --            18,384                 --                --

Long Term Debt                                          --                --                 --                --
Capital Lease Obligations-Long Term                     --                --                 --                --
Deferred Income Taxes                                   --                --                 --                --
Minority Interest in Consol Subs                        --                --                 --                --
Preferred Stock of Products Co                          --                --                 --                --
Other Noncurrent Liabilities                            --          (871,576)                --                --
                                          ----------------       -------------    -------------    --------------
LIABILITIES SUBJECT TO COMPROMISE                  178,583        67,920,615        145,234,274        42,778,295
                                          ================       =============    =============    ==============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                                                                      M&C                            TEXTRON AUTO
                                                COMET              GAMBLE           ADVANCED                           OVERSEAS
                                              ACOUSTICS,         DEVELOPMENT       PROCESSES,      BECKER GROUP,      INVESTMENT,
                                                 INC.                CO.              INC               LLC               INC
                                               05-55972           05-55974          05-55976          05-55977          05-55978
                                            --------------       -----------      -------------    --------------    ---------------
A/P - Trade - Pre Petition                              --               (71)             6,677        12,894,655                 --
A/P - Rec'd - Not Invoiced Pre Petition                 --                --                 --           806,235                 --
A/P - Pre Petition Other                                --                --                 --           129,846                 --
A/P - Tooling                                           --                --                 --                --                 --
A/P - Capital                                           --                --                 --            16,800                 --

PP Short Term Borrowings                                --                --                 --                --                 --
PP Accrued Liabilities                                  --          (561,672)                --          (319,016)                --
PP Accrued Local Property Tax                           --                --                 --                --                 --
PP Accrued Sales & Use Tax                              --                --                 --                --                 --
PP Environmental Reserve                                --                --                 --                --                 --
PP Disc Ops Reserve                                     --                --                 --                --                 --
PP Restructuring Reserve                                --                --                 --                --                 --
PP Long Term Debt                                       --                --                 --                --                 --
PP Capital Leases                                       --                --                 --                --                 --
PP IC Short Term Notes Payables                         --                --                 --                --                 --
PP IC Short Term Interest Payables                      --                --                 --                --                 --
PP IC Long Term Notes Payables                          --                --                 --                --                 --
PP IC Long Term Interest Payables                       --                --                 --                --                 --
PP IC Accounts Payables                              8,575         2,086,505          5,007,206       434,290,864                 --

Intracompany Trade Accounts Payables                    --                --                 --                --                 --

Intercompany S/T Loans/Notes Payable                    --                --                 --                --                 --

Intercompany S/T Interest Payable                       --                --                 --                --                 --
Intercompany L/T Loans/Notes Payable                    --                --                 --                --                 --

Intercompany L/T Interest Payable                       --                --                 --                --                 --
Intercompany L/T Interest Payable                       --                --                 --                --                 --
Intercompany Trade Accounts Payables                    --                --                 --        24,948,335                 --

Long Term Debt                                          --                --                 --                --                 --
Capital Lease Obligations-Long Term                     --                --                 --                --                 --
Deferred Income Taxes                                   --                --                 --                --                 --
Minority Interest in Consol Subs                        --                --                 --                --                 --
Preferred Stock of Products Co                          --                --                 --                --                 --
Other Noncurrent Liabilities                            --                --                 --                --                 --
                                            --------------       -----------      -------------    --------------    ---------------
LIABILITIES SUBJECT TO COMPROMISE                    8,575         1,524,762          5,013,882       472,767,721                 --
                                            ==============       ===========      =============    ==============    ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                                                    C & A                          C & A CARPET
                                                 CW              AUTOMOTIVE      C & A CARPET          AND           TEXTRON AUTO
                                              MANAGEMENT       INTERNATIONAL,    AND ACOUSTICS      ACOUSTICS       INTERNATIONAL
                                                CORP.               INC.          (TN), INC.        (MI), INC.      SERVICES, INC
                                               05-55979           05-55980         05-55984          05-55982          05-55985
                                            --------------     -------------     -------------    --------------    ---------------
A/P - Trade - Pre Petition                              --                --         3,054,467               214                --
A/P - Rec'd - Not Invoiced Pre Petition                 --                --                --                --                --
A/P - Pre Petition Other                                --                --                --                --                --
A/P - Tooling                                           --                --                --                --                --
A/P - Capital                                           --                --                --                --                --

PP Short Term Borrowings                                --                --                --                --                --
PP Accrued Liabilities                           2,229,499                --            17,646                --                --
PP Accrued Local Property Tax                           --                --            60,684                --                --
PP Accrued Sales & Use Tax                              --                --                --                --                --
PP Environmental Reserve                                --                --                --                --                --
PP Disc Ops Reserve                                     --                --                --                --                --
PP Restructuring Reserve                                --                --                --                --                --
PP Long Term Debt                                       --                --                --                --                --
PP Capital Leases                                       --                --                --                --                --
PP IC Short Term Notes Payables                 15,358,624                --                --                --                --
PP IC Short Term Interest Payables                      --                --                --                --                --
PP IC Long Term Notes Payables                          --                --                --                --                --
PP IC Long Term Interest Payables                       --                --                --                --                --
PP IC Accounts Payables                          4,340,107                --       252,995,209       292,787,500         5,862,322

Intracompany Trade Accounts Payables                    --                --                --                --                --

Intercompany S/T Loans/Notes Payable                    --                --                --                --                --

Intercompany S/T Interest Payable                       --                --                --                --                --
Intercompany L/T Loans/Notes Payable                    --                --                --                --                --

Intercompany L/T Interest Payable                       --                --                --                --                --
Intercompany L/T Interest Payable                       --                --                --                --                --
Intercompany Trade Accounts Payables               233,371                --        18,695,164             7,672           187,747

Long Term Debt                                          --                --                --                --                --
Capital Lease Obligations-Long Term                     --                --                --                --                --
Deferred Income Taxes                                   --                --                --                --                --
Minority Interest in Consol Subs                        --                --                --                --                --
Preferred Stock of Products Co                          --                --                --                --                --
Other Noncurrent Liabilities                            --                --                --                --                --
                                            --------------     -------------     -------------    --------------    ---------------
LIABILITIES SUBJECT TO COMPROMISE               22,161,602                --       274,823,170       292,795,387         6,050,069
                                            ==============     =============     =============    ==============    ===============

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                                As of July 2005


                                                                                      NEW                                 C&A
                                                C & A             TEXTRON          BALTIMORE           C&A            AUTOMOTIVE
                                             (GIBRALTAR)         AUTOMOTIVE        HOLDINGS,        AUTOMOTIVE         SERVICES,
                                               LIMITED           (ASIA) INC.          LLC           MATS, LLC             LLC
                                               05-55989           05-55991         05-55992          05-55969          05-55981
                                            --------------     -------------     -------------    --------------    ---------------
A/P - Trade - Pre Petition                              --                --           167,563                --                --
A/P - Rec'd - Not Invoiced Pre Petition                 --                --                --                --                --
A/P - Pre Petition Other                                --                --            40,194                --                --
A/P - Tooling                                           --                --                --                --                --
A/P - Capital                                           --                --                --                --                --

PP Short Term Borrowings                                --                --                --                --                --
PP Accrued Liabilities                                  --                --                --                --                --
PP Accrued Local Property Tax                           --                --                --                --                --
PP Accrued Sales & Use Tax                              --                --                --                --                --
PP Environmental Reserve                                --                --                --                --                --
PP Disc Ops Reserve                                     --                --                --                --                --
PP Restructuring Reserve                                --                --                --                --                --
PP Long Term Debt                                       --                --                --                --                --
PP Capital Leases                                       --                --                --                --                --
PP IC Short Term Notes Payables                         --                --                --                --                --
PP IC Short Term Interest Payables                      --                --                --                --                --
PP IC Long Term Notes Payables                          --                --                --                --                --
PP IC Long Term Interest Payables                       --                --                --                --                --
PP IC Accounts Payables                         41,598,049         1,070,917         6,308,666                --                --

Intracompany Trade Accounts Payables                    --                --                --                --                --

Intercompany S/T Loans/Notes Payable                    --                --                --                --                --

Intercompany S/T Interest Payable                       --                --                --                --                --
Intercompany L/T Loans/Notes Payable                    --                --                --                --                --

Intercompany L/T Interest Payable                       --                --                --                --                --
Intercompany L/T Interest Payable                       --                --                --                --                --
Intercompany Trade Accounts Payables                    --           153,427             4,994                --                --

Long Term Debt                                          --                --                --                --                --
Capital Lease Obligations-Long Term                     --                --                --                --                --
Deferred Income Taxes                                   --                --                --                --                --
Minority Interest in Consol Subs                        --                --                --                --                --
Preferred Stock of Products Co                          --                --                --                --                --
Other Noncurrent Liabilities                            --                --           466,365                --                --
                                            --------------     -------------     -------------    --------------    ---------------
LIABILITIES SUBJECT TO COMPROMISE               41,598,049         1,224,343         6,987,782                --                --
                                            ==============     =============     =============    ==============    ===============